UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2025

ALEANNA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41164	98-1582153
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court, Suite 1860 Dallas, TX	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 396-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ANNA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock	ANNAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.08 Shareholder Director Nominations

The information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

8.01 Other Events

The Board of Directors of AleAnna, Inc. (the “Company”) has established that the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) will be held on Thursday, June 12, 2025 at 11:00 a.m. Eastern Time, via remote communication through the use of virtual meeting technology. Stockholders of record at the close of business on April 24, 2025, and only such stockholders, will be entitled to notice of and to vote at the 2025 Annual Meeting. Details with respect to participation in, and registration for, the 2025 Annual Meeting will be as set forth in the Company’s notice of internet availability of proxy materials, including the definitive proxy statement, for the 2025 Annual Meeting.

Pursuant to Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting must comply with the requirements set forth in Rule 14a-8, including with respect to the subject matter of the proposal and must deliver the proposal and all required documentation to the Company a reasonable time before the Company begins to print and send its proxy materials for the meeting. For the purposes of the 2025 Annual Meeting, the Company has determined that April 9, 2025 is a reasonable time before the Company plans to begin printing and mailing its proxy materials. The public announcement of an adjournment or postponement of the date of the 2025 Annual Meeting will not commence a new time period (or extend any time period) for giving the notice under the Company’s bylaws (the “Bylaws”) or submitting a proposal pursuant to Rule 14a-8. Additionally, any such stockholder proposal must comply with the provisions contained in the Bylaws relating to stockholder proposals.

Pursuant to the advance notice provisions of the Bylaws, in the event that no annual meeting was held in the preceding year, in order for a stockholder entitled to vote to bring a proposal or submit a nominee for director at the 2025 Annual Meeting, the proposal or nomination must be received by the Secretary of the Company no later than the close of business on the 10th day following the date on which public announcement of the date of the 2025 Annual Meeting is first made or sent by the Company. Accordingly, notice of stockholder proposals or nominations for director for the 2025 Annual Meeting must be received by the Secretary of the Company no later than close of business on April 3, 2025.

Proposals and notices must be in writing and addressed to: 300 Crescent Court, Suite 1860 Dallas, TX 75201, Attn: Secretary, and must also comply with the requirements set forth in the rules and regulations of the Exchange Act, including, without limitation, Rule 14a-8, and the Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2025

AleAnna, Inc.

By:	/s/ Tristan Yopp
Name:	Tristan Yopp
Title:	Chief Financial Officer

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